INTERIM CONSOLIDATED BALANCE SHEETS (Parenthetical) $ in Thousands	Jun. 30, 2015 USD ($) shares	Jun. 30, 2015 ₪ / shares	Dec. 31, 2014 USD ($) shares	Dec. 31, 2014 ₪ / shares
Allowance for Doubtful Accounts Receivable, Current | $	$ 1,428		$ 1,270
Ordinary shares, Par or Stated Value Per Share (in dollars per share) | ₪ / shares		₪ 3		₪ 3
Ordinary shares, Shares Authorized	8,000,000		8,000,000
Ordinary shares, Shares, Issued	7,701,439		7,688,564
Ordinary shares, Shares, Outstanding	7,701,439		7,688,564